Exhibit 99.1

Texas Pacific Land Trust Trustee Nominee General Don Cook
Commits to Limited Term if Elected

DALLAS—(BUSINESS WIRE)—Texas Pacific Land Trust today issued a statement from Trustee nominee General Donald “Don” G. Cook:

“As I have shared with shareholders in my many conversations and in my video message, I am committed to working with the other Trustees to enhance corporate governance at TPL if I am elected. When I served as the Chair of the Nominating & Governance Committee at Crane Company, I led the process to shift from a classified board to holding annual elections for all directors, and I recognize the importance of regular elections to ensure that directors are accountable to shareholders.

“TPL’s founding document dictates that its trustees serve without a specified term, and that is one of multiple factors the Trustees need to consider in determining any future changes to TPL’s governance structure. If elected to serve as TPL’s next Trustee, I would serve as a change agent, bringing deep expertise in corporate governance to help in that process.

“If elected, I commit to resigning as a Trustee after no more than three years, at which point I would stand for reelection if I am renominated, creating the opportunity for shareholders to weigh in on my performance. Three years is enough time to carefully evaluate and begin to implement changes to TPL’s governance.”

The Trust urges shareholders to vote FOR four-star General Donald “Don” G. Cook using the BLUE proxy card. Shareholders can also read more information by visiting www.TrustTPL.com. If you have any questions or need assistance in voting your shares, please contact the Trust’s proxy solicitor:

MacKenzie Partners
1407 Broadway, 27th Floor
New York, New York 10018
(212) 929-5500 or call Toll-Free (800) 322-2885
Email: proxy@mackenziepartners.com

Forward-Looking Statements

This release may contain statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this release, other than statements of historical fact, are “forward-looking statements” for purposes of these provisions, including statements regarding Texas Pacific’s future operations and prospects, the markets for real estate in the areas in which Texas Pacific owns real estate, applicable zoning regulations, the markets for oil and gas, production limits on prorated oil and gas wells authorized by the Railroad Commission of Texas, expected competitions, management’s intent, beliefs or current expectations with respect to Texas Pacific’s future financial performance and other matters. Texas Pacific cautions readers that various factors could cause its actual financial and operational results to differ materially from those indicated by forward-looking statements made from time-to-time in news releases, reports, proxy statements and other written communications, as well as oral statements made from time to time by representatives of Texas Pacific. The following factors, as well as any other cautionary language included in this release, provide examples of risks, uncertainties and events beyond our control that may cause Texas Pacific’s actual results to differ materially from the expectations Texas Pacific describes in such forward-looking statements: global economic conditions; market prices of oil and gas; the demand for water services by operators in the Permian Basin; the impact of government regulation; the impact of competition; the continued service of key management personnel; and other risks and uncertainties disclosed in Texas Pacific’s annual reports on Form 10-K and quarterly reports on Form 10-Q. We undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other factors that affect the subject of these statements, except where we are expressly required to do so by law.

Contacts:

Media:
Abernathy MacGregor
Sydney Isaacs / Jeremy Jacobs
(713) 343-0427 / (212) 371-5999
sri@abmac.com / jrj@abmac.com

Investor Relations:

MacKenzie Partners
Paul Schulman / David Whissel
(212) 929-5500 or (800) 322-2885
pschulman@mackenziepartners.com

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